UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2010

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend Item 5.02 of the Current Report on Form 8-K filed by Del Monte Foods Company (“Company”) on December 16, 2010 with respect to “make-whole” payment agreements with certain executive officers of the Company effected for the purpose of reducing the Company’s potential liability to make certain tax gross-up payments. The Company has revised the current estimates of the potential total “make-whole” payment liability based on updated assumptions designed to minimize the potential tax gross-up liability to the Company. In addition, this Current Report on Form 8-K/A clarifies the scope of executives with whom such arrangements have been entered into, as well as the design of the arrangements.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The executive officers of Del Monte Foods Company (“Company”), including each of the Company’s named executive officers, are currently entitled to receive a tax gross-up payment in the event that payments made to them in connection with a change in control of the ownership of the Company become subject to an excise tax pursuant to Section 280G and Section 4999 of the Internal Revenue Code (referred to as the “280G gross-up”). These rights are set forth in a gross-up policy relating to individual employment agreements (in the case of Messrs. Wolford, Lommerin, Meyers and Cole) or the Company’s Executive Severance Plan.

The Company has previously disclosed that, on November 24, 2010, the Company entered into an agreement to be acquired by Blue Acquisition Group, Inc. (“Parent”). Parent is owned by a consortium of private equity funds affiliated with Kohlberg Kravis Roberts & Co. L.P., Vestar Capital Partners and Centerview Partners. The Company has determined that the consummation of this transaction (“Acquisition”) is expected to trigger the imposition of the excise tax referenced above, which would result in each of the Company’s named executive officers receiving a 280G gross-up payment.

The Company has entered into limited “make-whole” payment agreements with certain executive officers of the Company, including each of the Company’s named executive officers (other than Mr. Cole), in connection with option exercises in calendar 2010 (but after December 15, 2010) effected for the purpose of reducing the Company’s potential liability to make 280G gross-up payments. An option exercise by an executive officer prior to the end of 2010 increases the amount of taxable income recognized by that executive officer in 2010. Increased taxable income recognized in 2010 reduces, and if sufficiently high can eliminate entirely, the Company’s obligation to make a 280G gross-up payment in connection with the Acquisition. The purpose of the “make-whole” payment is to compensate an executive officer for any difference between the amount received for shares sold in connection with the option exercises, as compared to the consideration that would be payable in the Acquisition in respect of these option shares if the executive officer did not exercise any options in 2010. The determination of the “make-whole” payment amount also takes into account the treatment of the “make-whole” payment itself under Section 280G and Section 4999 of the Internal Revenue Code. These make-whole payments will be paid following the consummation of the Acquisition.

The Company believes that entering into these “make-whole” agreements is beneficial to the Company. The expectation of the Company is that these agreements will encourage executive officers to engage in additional option exercises in calendar 2010 for the purpose of reducing the amount of the Company’s obligations to pay 280G gross-ups in connection with the Acquisition. The make-whole payments are expected to amount to less than $1,890,000 in the aggregate to all of the Company’s executive officers, including the Company’s named executive officers, and are expected to be significantly offset by the sum of the reduction in the Company’s obligations to make 280G gross-up payments and the increase in the Company’s allowable tax deductions that are anticipated to result from the additional 2010 option exercises.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time Del Monte Foods Company makes the statements and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in this press release include, among others: uncertainties as to the timing of the acquisition; the possibility that competing offers will be made; the possibility that various closing conditions for the acquisition may not be satisfied or waived, including that a governmental entity may prohibit or refuse to grant approval for the consummation of the acquisition; general economic and business conditions; and other factors. Readers are cautioned not to place undue reliance on the forward-looking statements included in this press release, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

Additional Information and Where to Find It

In connection with the proposed merger, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) on December 15, 2010. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT REGARDING THE PROPOSED MERGER AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION. The Company’s stockholders will be able to obtain, without charge, a copy of the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the preliminary and definitive proxy statements and other relevant documents (when available) by directing a request by mail or telephone to Del Monte Foods Company, Attn: Corporate Secretary, P.O. Box 193575, San Francisco, California 94119-3575, telephone: (415) 247-3000, or from the Company’s website, http://www.delmonte.com.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on August 16, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the preliminary proxy statement filed with the SEC on December 15, 2010, the definitive proxy statement (when available) and other relevant documents regarding the proposed merger, when filed with the SEC.

Section 8 – Other Events

Item 8.01. Other Events.

The information set forth in “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: December 21, 2010	By:	/s/ James Potter
	Name:	James Potter
	Title:	Secretary

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